UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                      May 16, 2016
Date of report (Date of earliest event reported)

AG&E HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Illinois	1-8250	36-1944630
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

4630 South Arville Street, Suite E, Las Vegas, NV 89103
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:         (708) 290 2100

Not Applicable

(Former name or former address, if changed since last report)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)       Mr. Levin resigned effective as of May 16, 2016 as a member on the Board of Directors of AG&E Holdings Inc. (the “Company”).   Mr. Levin served as Chair of the Special Committee and on the Nominating and Governance, Compensation and Audit Committees of the Board of Directors of the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 16, 2016	AG&E HOLDINGS INC. /s/ Anthony Spier
Title: Chairman of the Board, Chief Executive Officer and President